UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2024, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Commercial Limited Partnership, a majority-owned, consolidated subsidiary of the Company and a Delaware limited partnership (the “Operating Partnership”), on March 26, 2024, entered into Amendment No. 1 (“Amendment No. 1”) to the At-the-Market Equity Offering Sales Agreement dated March 3, 2023, with BofA Securities, Inc., Goldman Sachs & Co. LLC, Robert W. Baird & Co. Incorporated, KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc. (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company sells shares of its common stock, par value $0.001 per share (the “Shares”), from time to time through the Sales Agents, each acting as a sales agent and/or principal. Among other things, Amendment No. 1 gave effect to the Company’s filing with the SEC of a registration statement on Form S-3 (File No. 333-277877) (the “Registration Statement”), which became effective on March 21, 2024.

On August 12, 2025, the Company, the Operating Partnership, BofA Securities, Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc. entered into Amendment No. 2 to the Sales Agreement (“Amendment No. 2”) which, among other things, (i) removes Robert W. Baird & Co. Incorporated as a Sales Agent and (ii) adds Huntington Securities, Inc. as a Sales Agent. After giving effect to Amendment No. 2, the Sales Agents are BofA Securities, Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc.

The Shares will continue to be offered and sold by the Sales Agents pursuant to the Registration Statement, the underlying prospectus and applicable prospectus supplements thereto. As of the date hereof, we have sold approximately 6,271,144 Shares pursuant to the Registration Statement for gross proceeds of approximately $93.5 million, leaving approximately $156.5 million available to be offered under the prospectus supplement.

The foregoing description of Amendment No. 2 is a summary and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement, dated August 12, 2025, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, BofA Securities, Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

August 12, 2025	By:	/s/ Gary Gerson
Gary Gerson Chief Financial Officer